SCHEDULE 14A
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

               PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the registrant [X]

Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ]  Preliminary proxy statement
[X]  Definitive proxy statement
[ ]  Definitive additional materials
[ ]  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

                 NORTHERN TECHNOLOGIES INTERNATIONAL CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transactions applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined.)

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount previously paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing party:

     (4)  Date filed:

                 NORTHERN TECHNOLOGIES INTERNATIONAL CORPORATION

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                FEBRUARY 18, 2000

            The Annual Meeting of the Stockholders of Northern Technologies International Corporation, a Delaware corporation (the "Company"), will be held at the Hyatt Regency Minneapolis, 1300 Nicollet Mall, Minneapolis, Minnesota 55403, beginning at 11:00 a.m., local time, on Friday, February 18, 2000, for the following purposes:

            1. To elect eight (8) persons to serve as directors until the next annual meeting of the stockholders or until their respective successors shall be elected and qualified;

            2.          To adopt the Company's 2000 Stock Incentive Plan;

            3. To approve the appointment of Deloitte & Touche LLP as independent auditors for the fiscal year ending August 31, 2000; and

            4. To transact such other business as may properly come before the meeting.

            The record date for determination of stockholders entitled to notice of and to vote at the meeting and any adjournments thereof is the close of business on December 30, 1999.

            Whether or not you expect to attend the meeting in person, please complete, sign, date and promptly return the enclosed proxy in the envelope provided, which requires no postage if mailed in the United States.

                                        By Order of the Board of Directors

                                        /s/ G. Patrick Lynch

                                        G. Patrick Lynch
                                        SECRETARY


January 12, 2000
Lino Lakes, Minnesota

                 NORTHERN TECHNOLOGIES INTERNATIONAL CORPORATION
                               6680 N. HIGHWAY 49
                           LINO LAKES, MINNESOTA 55014

                                 PROXY STATEMENT
                       FOR ANNUAL MEETING OF STOCKHOLDERS

                                FEBRUARY 18, 2000

                                  INTRODUCTION

            The Annual Meeting of the Stockholders of Northern Technologies International Corporation (the "Company") will be held at the Hyatt Regency Minneapolis, 1300 Nicollet Mall, Minneapolis, Minnesota 55403, beginning at 11:00 a.m., local time, on Friday, February 18, 2000, or at any adjournments thereof (the "Annual Meeting"), for the purposes set forth in the Notice of Meeting.

            A proxy card is enclosed for your use. You are solicited on behalf of the Board of Directors to SIGN AND RETURN THE PROXY CARD IN THE ACCOMPANYING ENVELOPE. No postage is required if mailed within the United States. The cost of soliciting proxies, including the preparation, assembly and mailing of proxies and soliciting material, as well as the cost of forwarding such material to the beneficial owners of the Company's common stock, will be borne by the Company. Directors, officers and regular employees of the Company may, without compensation other than their regular compensation, solicit proxies by telephone, telegraph or personal conversation. The Company may reimburse brokerage firms and others for expenses in forwarding proxy materials to the beneficial owners of the Company's common stock.

            Any stockholder giving a proxy may revoke it at any time prior to its use at the Annual Meeting either by giving written notice of such revocation to the Secretary of the Company, by filing a duly executed proxy bearing a later date with the Secretary of the Company or by appearing at the Annual Meeting and filing written notice of revocation with the Secretary of the Company prior to use of the proxy. Proxies will be voted as specified by stockholders. Proxies that are signed by stockholders but that lack any such specification will be voted in favor of the proposals set forth in the Notice of Meeting and in favor of the election as directors of the nominees for directors listed in this Proxy Statement.

            THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE APPROVAL OF THE PROPOSALS SET FORTH IN THE NOTICE OF MEETING.

            The Company expects that this proxy material will first be mailed to stockholders on or about January 12, 2000.

                                VOTING OF SHARES

            Only holders of the Company's common stock, $.02 par value (the "Common Stock"), of record at the close of business on December 30, 1999 will be entitled to vote at the Annual Meeting. On December 30, 1999, the Company had 3,870,325 outstanding shares of Common Stock, each such share entitling the holder thereof to one vote on each matter to be voted on at the Annual Meeting. The holders of a majority of the shares entitled to vote and represented in person or by proxy at the Annual Meeting will constitute a quorum for the transaction of business at the Annual Meeting. In general, shares of Common Stock represented by a properly signed and returned proxy card will be counted as shares present and entitled to vote at the meeting for purposes of determining a quorum, without regard to whether the card reflects abstentions (or is left blank) or reflects a "broker non-vote" on a matter (i.e., a card returned by a broker because voting instructions have not been received and the broker has no discretionary authority to vote). Holders of shares of Common Stock are not entitled to cumulate voting rights.

            The election of a nominee for director requires the approval of a plurality of the votes of the shares present and entitled to vote in person or by proxy and the approval of the other proposals described in this Proxy Statement requires the approval of a majority of the votes of the shares present and entitled to vote in person or by proxy on that matter (and at least a majority of the minimum number of votes necessary for a quorum to transact business at the Annual Meeting). Shares represented by a proxy card voted as abstaining on any of the proposals will be treated as shares present and entitled to vote that were not cast in favor of a particular matter, and thus will be counted as votes against the matter. Shares represented by a proxy card including any broker non-vote on a matter will be treated as shares not entitled to vote on that matter, and thus will not be counted in determining whether that matter has been approved.

                              ELECTION OF DIRECTORS

NOMINATION

            The Bylaws of the Company, as amended, provide that the Board of Directors (the "Board") shall consist of eight members. The Board has nominated the eight persons listed in this Proxy Statement to serve as directors of the Company until the next regular meeting of stockholders or until their successors are elected and qualified. All of the nominees are current members of the Board.

            Assuming a quorum is represented at the Annual Meeting, either in person or by proxy, the election of each director requires the affirmative vote of a plurality of the shares of Common Stock represented in person or by proxy at the Annual Meeting. The Board recommends a vote FOR the election of each of the nominees listed in this Proxy Statement. The Board intends to vote the proxies solicited on its behalf for the election of each of the nominees as directors. If prior to the Annual Meeting the Board should learn that any of the nominees will be unable to serve by reason of death, incapacity or other unexpected occurrence, the proxies may be cast for another nominee to be designated by the Board to fill such vacancy, unless the stockholder indicates to the contrary on the proxy. Alternatively, the proxies may, at the Board's discretion, be voted for such fewer nominees as results from such death, incapacity or other unexpected occurrence. The Board has no reason to believe that any of the nominees will be unable to serve.

INFORMATION ABOUT NOMINEES

            The following table sets forth certain information as of January 12, 2000, which has been furnished to the Company by each person who has been nominated by the Board to serve as a director for the ensuing year.


                                                                        DIRECTOR
        NAME              AGE       PRINCIPAL OCCUPATION                   SINCE
        ----              ---       --------------------                   -----

Sidney Dworkin            78    Chairman of the Board and Chief             1979
                                Executive Officer of Advanced Modular
                                Systems, Inc.

Vincent J. Graziano       66    President Emeritus of the Company and       1979
                                Internal Consultant

Gerhard Hahn              55    General Manager of Knuppel KG               1996

Dr. Donald A. Kubik       59    Vice Chairman and Chief Technology          1995
                                Officer of the Company; Member of
                                Executive Committee Serving as Co-Chief
                                Executive Officer of the Company

Richard G. Lareau         71    Partner of Oppenheimer Wolff & Donnelly     1980
                                LLP

Philip M. Lynch           63    Co-Chief Executive Officer and Chairman     1979
                                of the Board of the Company and
                                Executive Vice President of Inter Alia
                                Holding Company

Haruhiko Rikuta           34    Corporate Officer of Taiyonic Limited       1997
                                and President of NTI Asean LLC

Dr. Milan R. Vukcevich    62    Chief Scientist Research and Development    1995
                                of Bicron Saint-Gobain Industrial
                                Ceramics

OTHER INFORMATION ABOUT NOMINEES

            Mr. Dworkin has been Chairman of the Board and Chief Executive Officer of Advanced Modular Systems, Inc., a company which sells and leases modular buildings, since 1988. In addition, since September 1987, Mr. Dworkin has been an independent venture capitalist. Mr. Dworkin also serves as a director of CCA Industries, Inc., Cragar Industries, Inc., Grand Court Lifestyle, Inc., Viragen, Inc., and Paragon Mortgage Company, Inc. and as Chairman of the Board of Comtrex Systems Corp., Nova Pet, Inc., and Marbledge Group, Inc.,

            Mr. Graziano was employed by the Company from 1976 until his retirement from the Company in 1999, and was President of the Company at the time he retired. Since his retirement from the Company in September 1999, Mr. Graziano has been serving as an internal consultant to the Company. Prior to joining the Company, Mr. Graziano served as Manager of Manufacturing Systems with the management consulting department of Peat, Marwick, Mitchell & Co. in Europe and the United States for nine years.

            Mr. Hahn has been employed as General Manager by Knuppel KG, a German packaging firm, since 1966. Mr. Hahn has also been employed by Excor Korrosionsschutz-Technologien und Produkte GmbH (the Company's German joint venture) since 1991.

            Dr. Kubik has been employed by the Company since 1978 and has been Vice Chairman since September 1999. Dr. Kubik was Vice President of the Company from 1979 to September 1999 and was Treasurer of the Company from 1998 to September 1999. Since September 1999, he has been a Member of the Executive Committee Acting as Co-Chief Executive Officer of the Company. During his employ as senior chemist with the Company, Dr. Kubik was responsible for developing the patent that led to the Company's introduction of protective plastic film and paper products incorporating volatile corrosion inhibitors. Prior to joining the Company, Dr. Kubik held a research and development position with 3M Company.

            Mr. Lareau has been a partner of the law firm of Oppenheimer Wolff & Donnelly LLP for more than five years. Mr. Lareau also serves as a director of Ceridian Corporation, Merrill Corporation and Nash Finch Company, all public companies, and as a trustee of Mesabi Trust.

            Mr. Lynch has been Executive Vice President of Inter Alia Holding Company, a financial and management consulting firm, for more than five years. Mr. Lynch is also a member of the Board of Directors of the Fosbel Group of
Companies: Fosbel International (U.K.), Fosbel, Inc. (U.S.), Fosbel Japan, Ltd. (Tokyo), Fosbel do Brasil (San Paulo), and Fosbel Europe BV, (operating in 17 Western and three Eastern European countries). The Fosbel Group is itself a joint venture between multinational listed companies: Glaverbel S.A., (Bruxelles), a leading Belgian glass manufacturing company and an affiliate of Asahi Glass Co., Ltd., and Burmah Castrol plc, an English petrochemical and materials science company.

            Mr. Rikuta, a citizen of Japan, has been employed at Taiyo Petroleum Gas Co. Ltd. as Manager, ZERUST Department, since February 1993. From August 1991 to January 1993, Mr. Rikuta served as a Sales Representative of the Company. Mr. Rikuta received a B.A. degree in Economics from Seijo University in Tokyo, Japan in March 1989. In May 1991, Mr. Rikuta received a B.A. degree in International Relations from the University of Wisconsin in Milwaukee, Wisconsin.

            Dr. Vukcevich is employed as Chief Scientist Research and Development of Bicron Saint-Gobain Industrial Ceramics. Dr. Vukcevich was employed by GE Lighting from 1973 to 1995, holding various positions including Chief Scientist, Manager of Metallurgical Engineering and Coordinator of International Research and Development in Materials Science.

INFORMATION ABOUT THE BOARD AND ITS COMMITTEES

            The business and affairs of the Company are managed by the Board, which held three meetings during the fiscal year ended August 31, 1999. Committees established and maintained by the Board include the Audit Committee and the Compensation Committee.

            The Audit Committee of the Board maintains an active role in communication with the Company's independent auditors and with the management of the Company. The Audit Committee for fiscal 1999 consisted of Messrs. Lareau, Lynch and Dworkin. The Audit Committee met one time during fiscal 1999. Messrs. Lareau, Lynch and Dworkin will serve as the Audit Committee for fiscal 2000.

            The responsibilities of the Compensation Committee of the Board include setting the compensation for the executive officers of the Company and setting the terms of and grants of awards under the Company's 1994 Stock Incentive Plan. The Compensation Committee, consisting of Messrs.

Dworkin, Hahn, Rikuta and Vukcevich, met one time during fiscal 1999. Messrs. Dworkin, Hahn, Rikuta and Vukcevich will serve as the Compensation Committee for fiscal 2000.

            All of the directors of the Company except Vincent J. Graziano (who missed one Board meeting) attended 75% or more of the aggregate meetings of the Board and all such committees on which they served during fiscal 1999.

COMPENSATION OF DIRECTORS

            DIRECTORS FEES. Each person who was a non-employee director received an annual retainer of $7,500 in fiscal 1999 for services rendered as a director of the Company. Each non-employee director of the Company also receives $750 for each Board meeting and $500 for each Board committee meeting attended. The Chairman of the Board does not receive any Board or committee meeting fee. The Company pays the premium on a group insurance policy for the Chairman of the Board.

            AUTOMATIC OPTION GRANTS TO NON-EMPLOYEE DIRECTORS. Pursuant to the Company's 1994 Stock Incentive Plan and 2000 Stock Incentive Plan, each non-employee director of the Company is automatically granted a non-qualified option to purchase an aggregate of 2,000 shares of Common Stock (a "Director Option") on the first day of each fiscal year while serving as a non-employee director of the Company. Non-employee directors who are elected or appointed to the Board following the first day of the Company's fiscal year receive a Director Option to purchase the pro-rata portion of the aggregate 2,000 shares of Common Stock calculated by dividing the number of months remaining in the fiscal year at the time of election or appointment divided by twelve.

            On September 1, 1996, Messrs. Dworkin, Hahn, Lareau, Lynch and Vukcevich (collectively, the "Outside Directors") each received a Director Option to purchase 2,000 shares of Common Stock at an exercise price of $5.00 per share. On September 1, 1997, each Outside Director received a Director Option to purchase 2,000 shares of Common Stock at an exercise price of $12.00 per share; however, on September 17, 1999, these options were voluntarily cancelled. On November 19, 1997, Mr. Rikuta received a Director Option to purchase 1,575 shares of Common Stock at an exercise price of $10.625 per share. On September 1, 1998, each Outside Director, as well as Mr. Rikuta (also a non-employee director of the Company), received a Director Option to purchase 2,000 shares of Common Stock at an exercise price of $6.25 per share. On September 1, 1999, each Outside Director, as well as Mr. Rikuta received a Director Option to purchase 2,000 shares of Common Stock at an exercise price of $6.5625 per share. Subsequently, Mr. Lynch voluntarily returned his September 1, 1999 option to purchase 2,000 shares of Common Stock. All of such Director Options granted vest in equal one-third installments over a three-year period.

                      PRINCIPAL STOCKHOLDERS AND BENEFICIAL
                             OWNERSHIP OF MANAGEMENT

            The following table sets forth information regarding the beneficial ownership of the Common Stock of the Company as of December 30, 1999, unless otherwise noted, (a) by each stockholder who is known by the Company to own beneficially more than 5% of the outstanding Common Stock, (b) by each director,
(c) each Named Executive Officer (as defined below under the heading, "Executive Compensation and Other Benefits") and (d) by all executive officers and directors of the Company as a group.


                                   SHARES OF COMMON STOCK BENEFICIALLY OWNED (1)
                                   ---------------------------------------------
NAME                                       AMOUNT        PERCENT OF CLASS (%)(2)
----                                       ------        -----------------------

Inter Alia Holding Company                911,668(3)              23.6
Sidney Dworkin                             55,167(4)               1.4
Vincent J. Graziano                        61,866(5)               2.3
Gerhard Hahn                                7,337                    *
Dr. Donald A. Kubik                       106,007(6)               2.7
Richard G. Lareau                          27,343(7)                 *
Philip M. Lynch                             3,667(8)                 *
Haruhiko Rikuta                            17,717(9)                 *
Dr. Milan R. Vukcevich                      4,597(10)                *
Loren M. Ehrmanntraut                      50,333(11)              1.3
Constance M. Fason                          1,767(12)                *
All directors and executive officers
as a group (13 persons)                 1,271,627(13)             32.9

----------------------
*Less than 1%.

(1) Shares not outstanding but deemed beneficially owned by virtue of the right of a person or member of a group to acquire them within 60 days are treated as outstanding only when determining the amount and percent owned by such person or group. Unless otherwise noted, all of the shares owned or held by individuals or entities possessing sole voting and investment power with respect to such shares.

(2)         Based on 3,870,325 shares of Common Stock outstanding as of December
            30, 1999.

(3) Includes 911,668 shares held of record by Inter Alia Holding Company, a financial and management consulting firm of which Mr. Lynch, the Chairman of the Board of Directors and during fiscal 1999 the Co-Chief Executive Officer of the Company, is an officer and director.

(4) Does not include 21,015 shares held by Sidelmar, a partnership in which Mr. Dworkin, a director of the Company, is a general partner. Includes 4,667 shares of Common Stock which may be acquired within 60 days pursuant to the exercise of options.

(5) Includes 2,667 shares of Common Stock which may be acquired within 60 days pursuant to the exercise of options.

(6) Includes 667 shares of Common stock which may be acquired within 60 days pursuant to the exercise of options.

(7) Includes 4,667 shares of Common Stock which may be acquired within 60 days pursuant to the exercise of options.

(8) Does not include 911,668 shares held of record or beneficially owned by Inter Alia Holding Company, of which Mr. Lynch is an officer and director. Includes 3,667 shares of Common Stock which may be acquired within 60 days pursuant to the exercise of options.

(9) Includes 1,717 shares of Common Stock which may be acquired within 60 days pursuant to the exercise of options.

(10) Includes 1,333 shares of Common Stock which may be acquired within 60 days pursuant to the exercise of options.

(11) Includes 3,333 shares of Common Stock which may be acquired within 60 days pursuant to the exercise of options.

(12) Includes 1,667 shares of Common stock which may be acquired within 60 days pursuant to the exercise of options.

(13) Includes (i) 911,668 shares held of record by Inter Alia Holding Company, a financial and management consulting firm of which Mr. Lynch, the Chairman of the Board of Directors and the Co-Chief Executive Officer of the Company, is an officer and director, (ii) 21,015 shares held of record by Sidelmar, a partnership in which Mr. Dworkin, a director of the Company, is a general partner, and (iii) options to purchase 22,718 shares which are held by officers and directors of the Company which are exercisable within 60 days.

                    EXECUTIVE COMPENSATION AND OTHER BENEFITS

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION PAID TO EXECUTIVE OFFICERS

            The following table provides summary information concerning cash and non-cash compensation paid or accrued by the Company to or on behalf of the Company's Co-Chief Executive Officers and the most highly compensated executive officers of the Company whose cash and non-cash salary and bonus exceeded $100,000 in the fiscal year ended August 31, 1999 (the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE

                                                                                  LONG-TERM
                                                     ANNUAL COMPENSATION         COMPENSATION
                                                     -------------------         ------------
                                                                                  SECURITIES
                                                                                  UNDERLYING                ALL OTHER
NAME AND PRINCIPAL POSITION                 YEAR    SALARY ($)    BONUS ($)(1)    OPTIONS (#)          COMPENSATION ($)(2)
---------------------------                 ----    ----------    ------------    -----------          -------------------
Vincent J. Graziano (3)                     1999      230,000             0              0                     5,000
PRESIDENT AND CO-CHIEF EXECUTIVE OFFICER    1998      230,000        55,000              0                     5,000
                                            1997      217,107        55,000              0                     4,750

Philip M. Lynch (4)                         1999            0             0          2,000                         0 (5)
CHAIRMAN OF THE BOARD AND CO-CHIEF          1998            0             0          2,000                         0 (5)
EXECUTIVE OFFICER                           1997            0             0          2,000                         0 (5)

Donald A. Kubik                             1999      200,000             0              0                     4,667
VICE PRESIDENT AND VICE CHAIRMAN            1998      200,000        55,000              0                     5,000
                                            1997      176,082        55,000              0                     4,750

Loren M. Ehrmanntraut                       1999      117,410             0              0                     3,025
CHIEF FINANCIAL OFFICER                     1998      117,410        55,000              0                     5,000
                                            1997      117,410        55,000              0                     5,013

Constance M. Fason (6)                      1999      108,000             0              0                     2,520
VICE PRESIDENT                              1998      108,000             0              0                         0

-----------------------------

(1) Bonuses paid in 1998 were earned in 1997 and bonuses paid in 1997 were earned in 1996; there were no bonuses earned in 1998 and paid in 1999.

(2) Compensation hereunder consists of contributions to the 401(k) plans of the Named Executive Officers.

(3) Retired as President and Co-Chief Executive officer in September 1999. Mr. Graziano's duties as Co-Chief Executive Officer are now fulfilled by an Executive Committee the Members of which are Messrs. Kubik, Ehrmanntraut, Korosec and G. Patrick Lynch.

(4) Mr. Lynch is not an employee of the Company. The options granted to Mr. Lynch are Director Options granted under the Company's 1994 Stock Incentive Plan. See "Election of Directors -- Compensation of Directors" contained in this Proxy Statement.

(5) Does not include any commissions payable to Inter Alia Holding Company, an entity affiliated with Mr. Lynch, under a certain Manufacturer's Representative Agreement. See "Certain Relationships and Related Transactions" contained in this Proxy Statement.

(6)         Ms. Fason was not employed by the Company in 1997.

OPTION GRANTS AND EXERCISES

            The following tables provide information for the year ended August 31, 1999 as to individual grants of options to purchase shares of the Common Stock, exercises of options and the potential realizable value of the options held by the Named Executive Officers at August 31, 1999.


                          OPTION GRANTS IN FISCAL 1999

                                            PERCENT OF TOTAL OPTIONS
                                              GRANTED TO EMPLOYEES   EXERCISE OR BASE
     NAME                OPTIONS GRANTED (1)     IN FISCAL YEAR       PRICE ($/SHARE)    EXPIRATION DATE
     ----                -------------------     --------------       ---------------    ---------------
Vincent J. Graziano          10,000(2)              29.0%                  6.25             11/19/2003
Philip M. Lynch               2,000                    0%(3)               6.25             11/19/2003
Donald A. Kubik              10,000(2)              29.0%                  6.25             11/19/2003
Loren M. Ehrmanntraut        10,000                 29.0%                  6.25             11/19/2003
Constance M. Fason            5,000                 13.0%                  6.25             11/19/2003

(1) These options were granted under the Company's 1994 Stock Incentive Plan (the "Plan"). The options vest in three equal installments on the first, second and third anniversary of the date of grant. To the extent not already exercisable, options granted under the Plan become immediately exercisable in full upon certain "changes in control" (as defined in the Plan) of the Company.

(2) Subsequent to August 31, 1999, each of Messrs. Graziano and Kubik voluntarily returned options with respect to 2,000 of the 10,000 shares subject to the options granted to each of Messrs. Graziano and Kubik during Fiscal 1999.

(3)         Mr. Lynch is not an employee of the Company.



                 AGGREGATED OPTION EXERCISES IN FISCAL 1999 AND
                       FISCAL 1999 YEAR-END OPTION VALUES

                                                                                                VALUE OF UNEXERCISED
                                                              NUMBER OF UNEXERCISED             IN-THE-MONEY OPTIONS
                                                           OPTIONS AT AUGUST 31, 1999          AT AUGUST 31, 1999 (1)
                           SHARES                          --------------------------          ----------------------
                         ACQUIRED ON         VALUE
       NAME              EXERCISE (#)     REALIZED ($)    EXERCISABLE    UNEXERCISABLE  EXERCISABLE ($)    UNEXERCISABLE ($)
       ----              ------------     ------------    -----------    -------------  ---------------    -----------------
Vincent J. Graziano          38,000        139,875(2)            0          10,000                0              1,250
Philip M. Lynch               5,000         11,250(3)        3,001           3,999            1,834              1,166
Donald A. Kubik               5,000         13,000(4)            0          10,000                0              1,250
Loren M. Ehrmanntraut        32,500         96,875(5)            0          10,000                0              1,250
Constance M. Fason                0              0               0           5,000                0                625

---------------------

(1) Value is calculated as the excess of the fair market value of the Common Stock on August 31, 1999 over the exercise price of the options. On August 31, 1999, the fair market value of the Common Stock was $6.375 per share.

(2) Based on exercise price of $3.125 and 3,000 shares purchased November 18, 1998 at $6.00/share and exercise price of $3.00 and 35,000 shares purchased June 11, 1999 at $6.75/share.

(3) Based on exercise price of $3.125 and 2,000 shares purchased November 13, 1998 at $5.875/share and exercise price of $3.00 and 2,000 shares purchased November 13, 1998 at $5.875/share.

(4) Based on exercise price of $3.00 and 3,100 shares purchased October 15, 1998 at $5.125/share and exercise price of $3.00 and 1,900 shares purchased November 23, 1998 at $6.375/share.

(5) Based on exercise price of $3.125 and 2,500 shares purchased November 13, 1998 at $5.875/share and exercise price of $3.00 and 30,000 shares purchased June 9, 1999 at $6.00/share.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

            On October 1, 1976, the Company entered into a Manufacturer's Representative Agreement with The Saxxon Organization, Incorporated (the "Agreement"). The Agreement has no expiration date and may be terminated by either party upon 60 days written notice. Effective January 9, 1980, the Agreement was assigned to Inter Alia Holding Company, a financial and management consulting firm of which Philip M. Lynch, the Chairman of the Board of Directors of the Company, is an officer and director. Under the Agreement, Inter Alia Holding Company (or the "Representative") is entitled to commissions from the Company on the net proceeds of sales of the Company's product generated by Inter Alia Holding Company. The Representative acts as an independent manufacturer's representative of the Company. It has a non-exclusive worldwide right to offer for sale and solicit orders for the Company's products in accordance with prices determined by the Company. The Representative is responsible for all of its own operating expenses with no entitlement for reimbursement from the Company. The Representative has not effected any sales within the United States. The Representative's effort has developed sales outside the United States, which resulted in commissions of $45,484, $51,754 and $42,582 for the fiscal years ending August 31, 1999, 1998 and 1997, respectively. In light of the Company's own domestic sales effort and its distributor network within the United States, the Company does not anticipate the Representative developing any sales within the United States. Additionally, the Company's expanding international joint venture program may also limit opportunities abroad for the Representative. Thus, the Company does not anticipate that the Representative will develop any significant sales volume for the Company.

            On August 31, 1984, Inter Alia purchased 119,083 shares of Common Stock and paid therefor by signing a promissory note. The promissory note (the "Note") has a face value of $125,375 and bears interest at 11% per year. The Note was originally due on December 31, 1992 and is currently due on demand. The outstanding balance of the Note, including accrued interest of $119,334 was $244,710 at August 31, 1999.

            The Company paid reimbursement for travel and related Company expenses of $419,500, $458,000 and $382,000 for the year ended August 31, 1999, 1998 and 1997, respectively, to Inter Alia Holding Company of which the Company's Co-Chief Executive Officer and Chairman of the Board is and officer and director. Mr. G. Patrick Lynch, Vice President of Strategic Planning, Secretary and Member of the Executive Committee of the Company is also an officer and director of Inter Alia Holding Company.

            Gerhard Hahn, a director of the Company, is a shareholder and General Manager of Knuppel KG. Knuppel KG is a 50% partner with the Company in a joint venture in Germany. The German joint venture entity has granted a loan of 750,000 DM to Knuppel KG. The loan is secured by Knuppel KG's equity in the German joint venture and bears interest at 7.5% per annum.

            Haruhiko Rikuta, a director of the Company, is Manager, Zerust Department of Taiyo Petroleum Gas Co. Ltd. ("Taiyo Petroleum"). Taiyo Petroleum is a 50% partner with the Company in Taiyonic Limited, the Company's joint venture in Japan. Additionally, Taiyo Petroleum is a partner with the Company in the joint venture in South Korea and a 50% partner with the Company in NTI Asean LLC, a Nevada limited liability company, which has established joint ventures with third parties in the Asean region.

            Mr. Vincent Graziano, who has retired as President and Co-Chief Executive Officer of the Company, but also remains a director of the Company, has agreed to render services to the Company on a half time/half salary basis from December 1, 1999 to December 31, 2000. The Company anticipates paying Mr. Graziano approximately $147,000 in exchange for services rendered during the fiscal year ending August 31, 2000.

                              PROPOSAL TO ADOPT THE
                            2000 STOCK INCENTIVE PLAN

INTRODUCTION

            On November 19, 1999, the Board of Directors of the Company adopted the 2000 Stock Incentive Plan (the "Plan"), which is being submitted to the Company's stockholders for their approval. The purpose of the Plan is to advance the interests of the Company and its stockholders by enabling the Company and its subsidiaries to attract and retain persons of ability to perform services for the Company and its subsidiaries by providing an incentive to such individuals through equity participation in the Company and by rewarding such individuals who contribute to the achievement by the Company of its economic objectives. The Board of Directors has reserved a maximum of 200,000 shares of Common Stock for issuance under the Plan. The major features of the Plan are summarized below, which summary is qualified in its entirety by reference to the actual text of the Plan, a copy of which may be obtained from the Company.

SUMMARY OF THE PLAN

            GENERAL. The Plan provides for awards ("Incentive Awards") to all employees (including officers and directors who are also employees) non-employee directors, consultants and independent contractors of the Company and its subsidiaries and any joint venture partners (including officers, directors and partners thereof) of the Company or any subsidiary, of: (i) options to purchase Common Stock that qualify as "incentive stock options" within the meaning of
Section 422 of the Code ("Incentive Options"); (ii) options to purchase Common Stock that do not qualify as such Incentive Options ("Non-Statutory Options");
(iii) awards of shares of common stock that are subject to certain forfeiture and transferability restrictions that lapse after specified employment periods ("Restricted Stock Awards"); (iv) rights entitling the recipient to receive a payment from the Company, in the form of shares of common stock, cash, or a combination of both, upon the achievement of established performance goals ("Performance Units"); (v) awards of shares of common stock ("Stock Bonuses");
(vi) rights entitling the recipient to receive a payment from the Company, in the form of shares of common stock, cash, or a combination or both, equal to the difference between the market value of one or more shares of common stock and the exercise price of such shares under the terms of such right ("Stock Appreciation Rights"). Incentive Options and Non-Statutory Options are collectively referred to herein as "Options," and Options, Restricted Stock Awards, Performance Units, Stock Bonuses and Stock Appreciation Rights are collectively referred to herein as "Incentive Awards."

            The Plan also provides for the automatic grant on Non-Statutory Options to non-employee directors of the Company. See "Election of Directors--Compensation of Directors--Automatic Option Grants to Non-Employee Directors" for a detailed description of the automatic grant feature of the Plan.

            The Plan is administered by the Compensation Committee (the "Committee"), which selects the participants to be granted Incentive Awards under the Plan, determines the amount of the grants to the participants, and prescribes discretionary terms and conditions of each grant not otherwise fixed under the Plan. Eligible recipients under the Plan include all employees (including, without limitation, officers and directors who are also employees) of the Company or any subsidiary of the Company, any non-employees consultants and independent contractors of the Company or any subsidiary of the Company and any joint venture partners (including without limitation, officers, directors and partners thereof) of the Company or any subsidiary of the Company.

            The Plan will terminate on November 18, 2009, unless sooner terminated by action of the Board of Directors. No Award will be granted after termination of the Plan. Currently, a maximum of 200,000 shares of Common Stock are reserved for issuance under the Plan. In the event of any reorganization, merger, recapitalization, stock dividend, stock split or similar change in the corporate structure or shares of the Company, appropriate adjustments will be made to the number and kind of shares reserved under the Plan and under outstanding Incentive Awards and to the exercise price of outstanding Options. No right or interest in any Award may be assigned or transferred by a participant, except by will or the laws of descent and distribution, or subjected to any lien or otherwise encumbered.

            OPTIONS. The exercise price for a Non-Statutory Option must be not less than 85% of the fair market value of the Common Stock on the day the Non-Statutory Option is granted. An Incentive Option must be granted with an exercise price equal to the fair market value of the Common Stock on the date the Incentive Option is granted, except that an Incentive Option granted to a person owning stock representing more than 10% of the total combined voting power of all classes of stock of the Company or any subsidiary may not be granted at less than 110% of the fair market value on the date of grant. In determining the fair market value of the Common Stock, the Committee will use the closing price of the Common Stock as reported by the American Stock Exchange as of the date of grant.

            Payment of an option exercise price may be made either in cash or, in the sole discretion of the Committee, by (i) delivery of a broker exercise notice (pursuant to which the broker or dealer is instructed to sell enough shares or loan the optionee enough money to pay the exercise price and to remit such sums to the Company), or (ii) transfer from the participant to the Company of previously acquired shares of Common Stock having an aggregate fair market value on the date of exercise equal to the payment required. Options may not be transferred other than by will or the laws of descent and distribution, and during the lifetime of an optionee may be exercised only by the optionee. Options may be exercised in whole or in installments, as determined by the Committee. Incentive Options will have a maximum term fixed by the Committee, not to exceed 10 years from the date of grant or, in the case of Incentive Options granted to persons owning stock representing more than 10% of the total combined voting power of all classes of stock of the Company or any subsidiary, five years from the date of grant. To the extent that the aggregate fair market value (determined as of the date and Incentive Option is granted) of the shares of Common Stock with respect to which Incentive Options are exercisable for the first time by a participant during any calendar year exceeds $100,000, such excess Incentive Options will be treated as Non-Statutory Options. Non-Statutory Options have a maximum term fixed by the Committee, not to exceed 10 years from the date of grant.

            RESTRICTED STOCK AWARDS. Restricted Stock Awards are grants to participants of shares of Common Stock that are subject to restrictions and the possibility of forfeiture for a period of time set by the Committee during which the participant must remain continuously employed by the Company.

            PERFORMANCE UNITS. Performance Units may be awarded on such terms and conditions as the Compensation Committee may specify. Such conditions may include payment or vesting restrictions which involve continued employment with the Company and satisfaction by the Company or a specified business unit or subsidiary of predetermined performance goals approved by the Compensation Committee at the time the Performance Units are awarded. Upon satisfaction of applicable terms and conditions, Performance Units will be payable in cash, shares of Common Stock or some combination thereof in the Compensation Committee's sole discretion.

            STOCK BONUSES. Stock Bonuses are awards of common stock that are not subject to any restrictions other than restrictions on transferability. A participant may be granted one or more Stock Bonuses under the Plan, and such Stock Bonuses will be subject to such terms and conditions, consistent with other provisions of the Plan, as may be determined by the Committee in its sole discretion. The participant will have all voting, dividend, liquidation and other rights with respect to the shares of common stock issued to a participant as a Stock Bonus under the Plan upon the participant becoming the holder of record of such shares.

            STOCK APPRECIATION RIGHTS. The terms of a Stock Appreciation Right award shall be determined by the Committee, subject to certain Plan requirements. The exercise price per share may not be less than the fair market value of a share of the underlying common stock on the date the Stock Appreciation Right is granted. A Stock Appreciation Right will generally not be exercisable within six months of its date of grant, and will expire at the time fixed in the applicable award agreement, which will not be more than ten (10) years after the date of grant.

            EFFECT OF TERMINATION OF EMPLOYMENT. If a participant ceases to be employed by or render services to the Company and all subsidiaries ("Termination of Service"), all Incentive Awards held by the participant will be affected in the manner set forth below.

            Upon Termination of Service due to death, disability or retirement,
(i) all outstanding Options and Stock Appreciation Rights then held by the participant will remain exercisable to the extent exercisable as of such termination following such termination until the expiration date of the Option or Stock Appreciation Right), (ii) all Restricted Stock Awards then held by the Participant that have not vested will be terminated and forfeited, and (iii) all outstanding Performance Units and Stock Bonuses will vest and/or continue to vest in the manner determined by the Committee and set forth in the agreement evidencing such Performance Units or Stock Bonuses.

            Upon Termination of Service for any other reason (other than by the Company for "cause"), (i) all outstanding Options and Stock Appreciation Rights will remain exercisable to the extent exercisable as of such termination for a period of one month after such termination (but in no event after the expiration date of such Option or Stock Appreciation Right), (ii) all outstanding Restricted Stock Awards that have not vested as of such termination will be terminated and forfeited, and (iii) all outstanding Performance Units and Stock Bonuses will vest and/or continue to vest in the manner determined by the Committee. In the event of termination by the Company for "cause," all rights of the participant under the Plan and any Incentive Awards will immediately terminate without notice of any kind. The Company also has the right to rescind Incentive Awards or Option exercises made to Participants in the six months prior to such Participant's termination of employment with the Company if such Participants takes certain actions that could have an adverse affect on the Company. The Company may also require Participants to pay to the Company any gains realized from such Incentive Award or Option exercise. The Committee may in its discretion modify the post-termination provisions of the Plan, provided that no Option may remain exercisable after its expiration date.

            CHANGE IN CONTROL OF THE COMPANY. In the event a "change in control" of the Company occurs, then, if approved by the Committee, (i) all outstanding Options and Stock Appreciation Rights will become immediately exercisable in full and will remain exercisable for the remainder of their terms, regardless of whether the participant remains in the employ or service of the Company or any subsidiary, (ii) all outstanding Restricted Stock Awards will become immediately fully vested, and (iii) all outstanding Performance Units and Stock Bonuses will vest and/or continue to vest in the manner determined by the Committee. In addition, the Committee, without the consent of any affected participant, may determine that some or all participants holding outstanding Options will receive cash in an amount equal to the excess of the fair market value immediately prior to the effective date of such change in control over the exercise price per share of the Options.

            To the extent that such acceleration of the vesting of Incentive Awards would constitute a "parachute payment" (as defined in the Code), then, pursuant to the Plan, such acceleration will be modified to such extent that the participant will not be subject to the excise tax imposed by Section 4999 of the Code.

            For purposes of the Plan, a "change in control" of the Company will be deemed to have occurred, among other things, upon (i) a sale, lease, exchange or other transfer of substantially all of the assets of the Company to an entity that is not controlled by the Company, (ii) a merger or consolidation to which the Company is a party if, after such merger or consolidation, the Company's stockholders do not beneficially own more than 80% of the combined voting power of the surviving corporation's outstanding voting securities, (iii) any person becoming the beneficial owner of 40% or more of the combined voting power of the Company's outstanding securities, or (iv) a change in the composition of the Board such that the individuals who constitute the Board on the effective date of the Plan cease for any reason to constitute at least a majority of the Board (with exceptions for individuals who are nominated or otherwise approved by the current Board).

FEDERAL INCOME TAX CONSEQUENCES

            The following description of federal income tax consequences is based on current statutes, regulations and interpretations. The description does not include state or local income tax consequences. In addition, the description is not intended to address specific tax consequences applicable to an individual participant who receives an Award.

            INCENTIVE OPTIONS. There will not be any federal income tax consequences to either the participant or the Company as a result of the grant to an employee of an Incentive Option under the Stock Incentive Plan. The exercise by a participant of an Incentive Option also will not result in any federal income tax consequences to the Company or the participant, except that
(i) an amount equal to the excess of the fair market value of the shares acquired upon exercise of the Incentive Option, determined at the time of exercise, over the amount paid for the shares by the participant will be includable in the participant's alternative minimum taxable income for purposes of the alternative minimum tax, and (ii) the participant may be subject to an additional excise tax if any amounts are treated as excess parachute payments (see explanation below). Special rules will apply if previously acquired shares of Common Stock are permitted to be tendered in payment of an Option exercise price.

            If the participant disposes of the Incentive Option shares acquired upon exercise of the Incentive Option, the federal income tax consequences will depend upon how long the participant has held the shares. If the participant does not dispose of the shares within two years after the Incentive Option was granted nor within one year after the participant exercised the Incentive Option and the shares were transferred to the participant, then the participant will recognize a long-term capital gain or loss. The amount of the long-term capital gain or loss will be equal to the difference between (i) the amount the participant realized on disposition of the shares, and (ii) the option price at which the participant acquired the shares. The Company is not entitled to any compensation expense deduction under these circumstances.

            If the participant does not satisfy both of the above holding period requirements (a "disqualifying disposition"), then the participant will be required to report as ordinary income, in the year the participant disposes of the shares, the amount by which the lesser of (i) the fair market value of the shares at the time of exercise of the Incentive Option (or, for directors, officers or greater than 10 percent stockholders of the Company, generally the fair market value of the shares six months after the date of exercise, unless such persons file an election under Section 83(b) of the Code within 30 days of exercise), or (ii) the amount realized on the disposition of the shares, exceeds the option price for the shares. The Company will be entitled to a compensation expense deduction in an amount equal to the ordinary income includable in the taxable income of the participant. This compensation income may be subject to withholding. The remainder of the gain recognized on the disposition, if any, or any loss recognized on the disposition, will be treated as long-term or short-term capital gain or loss, depending on the holding period.

            NON-STATUTORY OPTIONS. Neither the participant nor the Company incurs any federal income tax consequences as a result of the grant of a Non-Statutory Option. Upon exercise of a Non-Statutory Option, a participant will recognize ordinary income, subject to withholding on the "Includability Date" in an amount equal to the difference between (i) the fair market value of the shares purchased, determined on the Includability Date, and (ii) the consideration paid for the shares. The Includability Date generally will be the date of exercise of the Non-Statutory Option. However, the Includability Date for participants who are officers, directors or greater-than-10 percent stockholders of the Company will generally occur six months later, unless such persons file an election under Section 83(b) of the Code within 30 days of the date of exercise to include as ordinary income the amount realized upon exercise of the Non-Statutory Option. The participant may be subject to an additional excise tax if any amounts are treated as excess parachute payments (see explanation below). Special rules will apply if previously acquired shares of common stock are permitted to be tendered in payment of an Option exercise price.

            At the time of a subsequent sale or disposition of any shares of common stock obtained upon exercise of a Non-Statutory Option, any gain or loss will be a capital gain or loss. Such capital gain or loss will be long-term capital gain or loss if the sale or disposition occurs more than one year after the Includability Date and short-term capital gain or loss if the sale or disposition occurs one year or less after the Includability Date.

            In general, the Company will be entitled to a compensation expense deduction in connection with the exercise of a Non-Statutory Option for any amounts includable in the taxable income of the participant as ordinary income, provided the Company complies with any applicable withholding requirements.

            RESTRICTED STOCK AWARDS AND STOCK BONUSES. With respect to shares issued pursuant to a Restricted Award that is not subject to a risk of forfeiture or with respect to Stock Bonuses, a participant will include as ordinary income in the year of receipt an amount equal to the fair market value of the shares received on the date of receipt. With respect to shares that are subject to a risk of forfeiture, a participant may file an election under
Section 83(b) of the Code within thirty (30) days after receipt to include as ordinary income in the year of receipt an amount equal to the fair market value of the shares received on the date of receipt (determined as if the shares were not subject to any risk of forfeiture). If a Section 83(b) election is made, the participant will not recognize any additional income when the restrictions on the shares issued in connection with the Restricted Stock Award lapse. The Company will receive a corresponding tax deduction for any amounts includable in the taxable income of the participant as ordinary income.

            A participant who does not make a Section 83(b) election within thirty (30) days of the receipt of a Restricted Stock Award that is subject to a risk of forfeiture will recognize ordinary income at the time of the lapse of the restrictions in an amount equal to the then fair market value of the shares free of restrictions. The Company will receive a corresponding tax deduction for any amounts includable in the taxable income of a participant as ordinary income.

            PERFORMANCE UNITS. A participant who receives a Performance Unit will not recognize any taxable income at the time of the grant. Upon settlement of the Performance Unit, the participant will realize ordinary income in an amount equal to the cash and the fair market value of any shares of Common Stock received by the participant. Provided that proper withholding is made, the Company would be entitled to a compensation expense deduction for any amounts includable by the participants as ordinary income.

            STOCK APPRECIATION RIGHTS. A participant who receives a Stock Appreciation Right will not recognize any taxable income at the time of the grant. Upon the exercise of a Stock Appreciation Right, the participant will realize ordinary income in an amount equal to the cash in the fair market value of any shares of common stock received by the participant. Provided that proper withholding is made, the Company will be entitled to a compensation expense deduction for any amounts includable by the participant as ordinary income.

            EXCISE TAX ON PARACHUTE PAYMENTS. The Code also imposes a 20% excise tax on the recipient of "excess parachute payments," as defined in the Code and denies tax deductibility to the Company on excess parachute payments. Generally, parachute payments are payments in the nature of compensation to employees of a company who are officers, stockholders, or highly compensated individuals, which payments are contingent upon a change in ownership or effective control of the company, or in the ownership of a substantial portion of the assets of the company. For example, acceleration of the exercisability of Options, or the vesting of Restricted Stock Awards, upon a change in control of the Company may constitute parachute payments, and in certain cases, "excess parachute payments."

INCENTIVE AWARDS UNDER THE 2000 PLAN

As of the date of this Proxy Statement, the compensation committee has not approved any awards under the Plan. Neither the number or types of future Plan awards to be received by or allocated to particular participants or groups of participants is presently determinable.

BOARD OF DIRECTORS RECOMMENDATIONS

            The Board of Directors recommends that the stockholders vote FOR approval and ratification of the Plan. The affirmative vote of the holders of a majority of shares of Common Stock of the Company present in person or by proxy at the Annual Meeting, assuming a quorum is present, is necessary for approval. Unless a contrary choice is specified, proxies solicited by the Board of Directors will be voted FOR approval of the Plan.



                              SELECTION OF AUDITORS

            The Board of Directors has appointed Deloitte & Touche LLP, independent certified public accountants, as auditors of the Company for the fiscal year ending August 31, 2000. Such firm has acted as independent auditors of the Company since the fiscal year ended August 31, 1990. If the stockholders of the Company do not ratify the appointment of Deloitte & Touche LLP, another firm of independent auditors will be considered by the Board of Directors. Representatives of Deloitte & Touche LLP will be present at the meeting, will have an opportunity to make a statement if they so desire and will be available to respond to questions.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

            Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors and executive officers and all persons who beneficially own more than 10% of the outstanding shares of the Company's Common Stock to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of the Company's Common

Stock. Executive officers, directors and greater than 10% beneficial owners are also required to furnish the Company with copies of all Section 16(a) forms they file. To the Company's knowledge, based upon a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended August 31, 1998, none of the directors, officers and beneficial owners of greater than 10% of the Company's Common Stock failed to file on a timely basis the forms required by Section 16 of the Exchange Act, except that one Form 3 for Matjaz Korosec involving one transaction was filed two months late.

                  STOCKHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

            Proposals of stockholders of the Company intended to be presented in the proxy materials relating to the next Annual Meeting must be received by the Company at its principal executive offices on or about September 14, 2000.

                                 OTHER BUSINESS

            The Company knows of no business that will be presented for consideration at the Annual Meeting other than that described in this Proxy Statement. As to other business, if any, that may properly come before the Annual Meeting, it is intended that proxies solicited by the Board will be voted in accordance with the judgment of the person or persons voting the proxies.

                                  MISCELLANEOUS

            THE COMPANY WILL FURNISH WITHOUT CHARGE A COPY OF ITS ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED AUGUST 31, 1999, TO EACH PERSON WHO WAS A STOCKHOLDER OF THE COMPANY AS OF DECEMBER 30 1999, UPON RECEIPT FROM ANY SUCH PERSON OF A WRITTEN REQUEST FOR SUCH AN ANNUAL REPORT. SUCH REQUEST SHOULD BE SENT TO: NORTHERN TECHNOLOGIES INTERNATIONAL CORPORATION, 6680 N. HIGHWAY 49, LINO LAKES, MINNESOTA 55014; ATTN: STOCKHOLDER INFORMATION.

                                        By Order of the Board of Directors

                                        /s/ Philip M. Lynch

                                        Philip M. Lynch
                                        CHAIRMAN AND CO-CHIEF EXECUTIVE OFFICER

January 12, 2000
Lino Lakes, Minnesota

                 NORTHERN TECHNOLOGIES INTERNATIONAL CORPORATION

                            2000 STOCK INCENTIVE PLAN

1.       Purpose of Plan.

         The purpose of the Northern Technologies International Corporation 2000 Stock Incentive Plan (the "Plan") is to advance the interests of Northern Technologies International Corporation (the "Company") and its stockholders by enabling the Company and its Subsidiaries to attract and retain persons of ability to perform services for the Company and its Subsidiaries by providing an incentive to such individuals through equity participation in the Company and by rewarding such individuals who contribute to the achievement by the Company of its economic objectives.

2.       Definitions.

         The following terms will have the meanings set forth below, unless the context clearly otherwise requires:

         2.1. "Board" means the Board of Directors of the Company.

         2.2. "Broker Exercise Notice" means a written notice pursuant to which a Participant, upon exercise of an Option, irrevocably instructs a broker or dealer to sell a sufficient number of shares or loan a sufficient amount of money to pay all or a portion of the exercise price of the Option and/or any related withholding tax obligations and remit such sums to the Company and directs the Company to deliver stock certificates to be issued upon such exercise directly to such broker or dealer.

         2.3. "Change in Control" means an event described in Section 13.1 of the Plan.

         2.4. "Code" means the Internal Revenue Code of 1986, as amended.

         2.5. "Committee" means the group of individuals administering the Plan, as provided in Section 3 of the Plan.

         2.6. "Common Stock" means the common stock of the Company; par value $.02 per share, or the number and kind of shares of stock or other securities into which such Common Stock may be changed in accordance with Section 4.3 of the Plan.

         2.7. "Disability" means the disability of the Participant such as would entitle the Participant to receive disability income benefits pursuant to the long-term disability plan of the Company or Subsidiary then covering the Participant or, if no such plan exists or is applicable to the Participant, the permanent and total disability of the Participant within the meaning of Section 22(e)(3) of the Code.

         2.8. "Eligible Recipients" means all employees (including, without limitation, officers and directors who are also employees) of the Company or any Subsidiary, any non-employee consultants and independent contractors of the Company or any Subsidiary and any joint venture partners (including without limitation, officers, directors and partners thereof) of the Company or any Subsidiary.

         2.9. "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         2.10. "Fair Market Value" means, with respect to the Common Stock, as of any date (or, if no shares were traded or quoted on such date, as of the next preceding date on which there was such a trade or quote), the closing market price per share of the Common Stock as reported on the American Stock Exchange Composite Tape on that date.

         2.11. "Incentive Award" means an Option, Stock Appreciation Right, Restricted Stock Award, Performance Unit or Stock Bonus granted to an Eligible Recipient pursuant to the Plan.

         2.12. "Incentive Stock Option" means a right to purchase Common Stock granted to an Eligible Recipient pursuant to Section 6 of the Plan that qualifies as an "incentive stock option" within the meaning of Section 422 of the Code.

         2.13. "Non-Employee Director" means any member of the Board of Directors of the Company who is not an employee of the Company or any Subsidiary.

         2.14. "Non-Statutory Stock Option" means a right to purchase Common Stock granted to an Eligible Recipient pursuant to Section 6 of the Plan that does not qualify as an Incentive Stock Option.

         2.15. "Option" means an Incentive Stock Option or a Non-Statutory Stock Option.

         2.16. "Participant" means an Eligible Recipient who receives one or more Incentive Awards under the Plan.

         2.17. "Performance Unit" means a right granted to an Eligible Recipient pursuant to Section 9 of the Plan to receive a payment from the Company, in the form of stock, cash or a combination of both, upon the achievement of established performance goals.

         2.18. "Previously Acquired Shares" means shares of Common Stock that are already owned by the Participant or, with respect to any Incentive Award, that are to be issued upon the grant, exercise or vesting of such Incentive Award.

         2.19. "Restricted Stock Award" means an award of Common Stock granted to an Eligible Recipient pursuant to Section 8 of the Plan that is subject to the restrictions on transferability and the risk of forfeiture imposed by the provisions of such Section 8.

         2.20. "Retirement" means termination of employment or service pursuant to and in accordance with the regular (or, if approved by the Board for purposes of the Plan, early) retirement/pension plan or practice of the Company or Subsidiary then covering the Participant, provided that if the Participant is not covered by any such plan or practice, the Participant will be deemed to be covered by the Company plan or practice for purposes of this determination.

         2.21. "Securities Act" means the Securities Act of 1933, as amended.

         2.22. "Stock Appreciation Right" means a right granted to an Eligible Recipient pursuant to Section 7 of the Plan to receive a payment from the Company in the form of stock, cash or a combination of both, equal to the difference between the Fair Market Value of one or more shares of Common Stock and the exercise price of such shares under the terms of such Stock Appreciation Right.

         2.23. "Stock Bonus" means an award of Common Stock granted to an Eligible Recipient pursuant to Section 10 of the Plan.

         2.24. "Subsidiary" means any entity that is directly or indirectly controlled by the Company or any entity in which the Company has a significant equity interest, as determined by the Committee.

         2.25. "Tax Date" means the date any withholding tax obligation arises under the Code for a Participant with respect to an Incentive Award.

3.       Plan Administration.

         3.1. The Committee. The Plan will be administered by the Board, all of whom will be "disinterested persons" within the meaning of Rule 16b-3 under the Exchange Act, or by a committee consisting solely of not fewer than two members of the Board who are such "disinterested persons." As used in this Plan, the term "Committee" will refer to the Board or to such a committee, if established. To the extent consistent with corporate law, the Committee may delegate to any officers of the Company the duties, power and authority of the Committee under the Plan pursuant to such conditions or limitations as the Committee may establish; provided, however, that only the Committee may exercise such duties, power and authority with respect to Eligible Recipients who are subject to
Section 16 of the Exchange Act. Each determination, interpretation or other action made or taken by the Committee pursuant to the provisions of the Plan will be conclusive and binding for all purposes and on all persons, and no member of the Committee will be liable for any action or determination made in good faith with respect to the Plan or any Incentive Award granted under the Plan.

         3.2. Authority of the Committee.

                  (a) In accordance with and subject to the provisions of the Plan, the Committee will have the authority to determine all provisions of Incentive Awards as the Committee may deem necessary or desirable and as consistent with the terms of the Plan, including, without limitation, the following: (i) the Eligible Recipients to be selected as Participants; (ii) the nature and extent of the Incentive Awards to be made to each Participant (including the number of shares of Common Stock to be subject to each Incentive Award, any exercise price, the manner in which Incentive Awards will vest or become exercisable and whether Incentive Awards will be granted in tandem with other Incentive Awards) and the form of written agreement, if any, evidencing such Incentive Award; (iii) the time or times when Incentive Awards will be granted; (iv) the duration of each Incentive Award; and (v) the restrictions and other conditions to which the payment or vesting of Incentive Awards may be subject. In addition, the Committee will have the authority under the Plan in its sole discretion to pay the economic value of any Incentive Award in the form of cash, Common Stock or any combination of both.

                  (b) The Committee will have the authority under the Plan to amend or modify the terms of any outstanding Incentive Award in any manner, including, without limitation, the authority to modify the number of shares or other terms and conditions of an Incentive Award, extend the term of an Incentive Award, accelerate the exercisability or vesting or otherwise terminate any restrictions relating to an Incentive Award, accept the surrender of any outstanding Incentive Award or, to the extent not previously exercised or vested, authorize the grant of new Incentive Awards in substitution for surrendered Incentive Awards; provided, however that the amended or modified terms are permitted by the Plan as then in effect and that any Participant adversely affected by such amended or modified terms has consented to such amendment or modification. No amendment or modification to an Incentive Award, however, whether pursuant to this Section 3.2 or any other provisions of the Plan, will be deemed to be a regrant of such Incentive Award for purposes of this Plan.

                  (c) In the event of (i) any reorganization, merger, consolidation, recapitalization, liquidation, reclassification, stock dividend, stock split, combination of shares, rights offering, extraordinary dividend or divestiture (including a spin-off) or any other change in corporate structure or shares, (ii) any purchase, acquisition, sale or disposition of a significant amount of assets or a significant business, (iii) any change in accounting principles or practices, or (iv) any other similar change, in each case with respect to the Company or any other entity whose performance is relevant to the grant or vesting of an Incentive Award, the Committee (or, if the Company is not the surviving corporation in any such transaction, the board of directors of the surviving corporation) may, without the consent of any affected Participant, amend or modify the vesting criteria of any outstanding Incentive Award that is based in whole or in part on the financial performance of the Company (or any Subsidiary or division thereof) or such other entity so as equitably to reflect such event, with the desired result that the criteria for evaluating such financial performance of the Company or such other entity will be substantially the same (in the sole discretion of the Committee or the board of directors of the surviving corporation) following such event as prior to such event; provided, however, that the amended or modified terms are permitted by the Plan as then in effect.

4.       Shares Available for Issuance.

         4.1. Maximum Number of Shares Available. Subject to adjustment as provided in Section 4.3 of the Plan, the maximum number of shares of Common Stock that will be available for issuance under the Plan will be 200,000 shares.

         4.2. Accounting for Incentive Awards. Shares of Common Stock that are issued under the Plan or that are subject to outstanding Incentive Awards will be applied to reduce the maximum number of shares of Common Stock remaining available for issuance under the Plan. Any shares of Common Stock that are subject to an Incentive Award that lapses, expires, is forfeited or for any reason is terminated unexercised or unvested and any shares of Common Stock that are subject to an Incentive Award that is settled or paid in cash or any form other than shares of Common Stock will automatically again become available for issuance under the Plan. Any shares of Common Stock that constitute the forfeited portion of a Restricted Stock Award, however, will not become available for further issuance under the Plan.

         4.3. Adjustments to Shares and Incentive Awards. In the event of any reorganization, merger, consolidation, recapitalization, liquidation, reclassification, stock dividend, stock split, combination of shares, rights offering, divestiture or extraordinary dividend (including a spin-off) or any other change in the corporate structure or shares of the Company, the Committee (or, if the Company is not the surviving corporation in any such transaction, the board of directors of the surviving corporation) will make appropriate adjustment (which determination will be conclusive) as to the number and kind of securities available for issuance under the Plan and, in order to prevent dilution or enlargement of the rights of Participants, the number, kind and, where applicable, exercise price of securities subject to outstanding Incentive Awards.

5.       Participation.

         Participants in the Plan will be those Eligible Recipients who, in the judgment of the Committee, have contributed, are contributing or are expected to contribute to the achievement of economic objectives of the Company or its Subsidiaries. Eligible Recipients may be granted from time to time one or more Incentive Awards, singly or in combination or in tandem with other Incentive Awards, as may be determined by the Committee in its sole discretion. Incentive Awards will be deemed to be granted as of the date specified in the grant resolution of the Committee, which date will be the date of any related agreement with the Participant.

6.       Options.

         6.1. Grant. An Eligible Recipient may be granted one or more Options under the Plan, and such Options will be subject to such terms and conditions, consistent with the other provisions of the Plan, as may be determined by the Committee in its sole discretion. The Committee may designate whether an Option is to be considered an Incentive Stock Option or a Non-Statutory Stock Option.

         6.2. Exercise Price. The per share price to be paid by a Participant upon exercise of an Option will be determined by the Committee in its discretion at the time of the Option grant, provided that (a) such price will not be less than 100% of the Fair Market Value of one share of Common Stock on the date of grant with respect to an Incentive Stock Option (110% of the Fair Market Value if, at the time the Incentive Stock Option is granted, the Participant owns, directly or indirectly, more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation of the Company), and (b) such price will not be less than 85% of the Fair Market Value of one share of Common Stock on the date of grant with respect to a Non-Statutory Stock Option.

         6.3. Exercisabilitv and Duration. An Option will become exercisable at such times and in such installments as may be determined by the Committee in its sole discretion at the time of grant; provided, however, that no Option may be exercisable after 10 years from its date of grant.

         6.4. Payment of Exercise Price. The total purchase price of the shares to be purchased upon exercise of an Option will be paid entirely in cash (including check, bank draft or money order); provided, however, that the Committee, in its sole discretion and upon terms and conditions established by the Committee, may allow such payments to be made, in whole or in part, by tender of a Broker Exercise Notice, Previously Acquired Shares or by a combination of such methods.

         6.5. Manner of Exercise. An Option may be exercised by a Participant in whole or in part from time to time, subject to the conditions contained in the Plan and in the agreement evidencing such Option, by delivery in person, by facsimile or electronic transmission or through the mail of written notice of exercise to the Company (Attention: Chief Financial Officer) at its principal executive office in Lino Lakes, Minnesota and by paying in full the total exercise price for the shares of Common Stock to be purchased in accordance with
Section 6.4 of the Plan.

         6.6. Aggregate Limitation of Stock Subject to Incentive Stock Options. To the extent that the aggregate Fair Market Value (determined as of the date an Incentive Stock Option is granted) of the shares of Common Stock with respect to which incentive stock options (within the meaning of Section 422 of the Code) are exercisable for the first time by a Participant during any calendar year (under the Plan and any other incentive stock option plans of the Company or any subsidiary or parent corporation of the Company (within the meaning of the Code)) exceeds $100,000 (or such other amount as may be prescribed by the Code from time to time), such excess Options will be treated as Non-Statutory Stock Options. The determination will be made by taking incentive stock options into account in the order in which they were granted. If such excess only applies to a portion of an incentive stock option, the Committee, in its discretion, will designate which shares will be treated as shares to be acquired upon exercise of an incentive stock option.

         6.7.     Automatic Grants to Non-Employee Directors.

                  (a) Grant of Options. At such time as, following the effective date of the Plan, Non-Employee Directors are first elected or appointed to the Board of Directors, such Non-Employee Directors will be granted automatically, on a one-time basis on the date of their election or appointment, a Non-Statutory Stock Option to purchase the pro-rata portion of 2,000 shares of Common Stock, calculated by dividing the number of months remaining in the fiscal year at the time of election or appointment divided by twelve. Following the effective date of the Plan, Non-Employee Directors will be granted automatically, on the first day of each fiscal year, a Non-Statutory Stock Option to purchase 2,000 shares of Common Stock. Notwithstanding the foregoing provisions of this Section 6.7(a), a Non-Statutory Stock Option shall not be granted under this Section 6.7(a) to the extent a Non-Employee Director is automatically granted a similar option under the Company's 1994 Stock Incentive Plan. All automatic grants pursuant to this Section 6.7 are subject to adjustment as provided in Section 4.3 of the Plan.

                  (b) Option Exercise Price. The per share price to be paid by the Non-Employee Director at the time an Option is exercised will be 100% of the Fair Market Value of one share of Common Stock on the date the Option is granted. The total purchase price of the shares to be purchased upon exercise will be paid entirely in cash (including check, bank draft or money order).

                  (c) Duration of Options. Each Option will terminate five years after its date of grant and will become exercisable, on a cumulative basis, with respect to 33 1/3% of the shares covered by such Option on each anniversary of the date of its grant.

                  (d) Effect of Termination of Directorship. In the event a Non-Employee Director's service as a director of the Company is terminated by reason of death, Disability or Retirement, all outstanding Options then held by the Non-Employee Director will become immediately exercisable in full and will remain exercisable following such termination until the expiration of any such Option. In the event that a Non-Employee Director's service as a director of the Company is terminated for any reason other than death, Disability, or Retirement all outstanding Options then held by the Non-Employee Director will remain exercisable to the extent exercisable as of such termination of service for a period of three months after such termination of service (but in no event after the expiration of any such Option). Such Options will not be subject to the termination provisions of Section 11 of the Plan.

                  (e) Manner of Option Exercise. An Option may be exercised by a Non-Employee Director in whole or in part from time to time, subject to the conditions contained in the Plan and in the agreement evidencing such Option, by giving written notice of exercise to the Company at its principal executive office (such notice to specify the particular Option that is being exercised and the number of shares with respect to which the Option is being exercised) accompanied by payment, in cash or check payable to the Company, of the total purchase price of the shares to be purchased under the Option.

                  (f) Non-Discretionary Grants. Options granted to Non-Employee Directors pursuant to this Section 6.7 are intended to qualify as "formula awards" within the meaning of Rule 16b-3 under the Exchange Act. As a result, other than as provided in Section 16 of the Plan, the Committee will not have the authority to amend the eligibility requirements for, or modify the terms of, such Options (including, without limitation, the authority to modify the rights of Non-Employee Directors in connection with termination of service as a director or a change in control of the Company) if such amendments or modifications would disqualify such Options from treatment as "formula awards."

7.       Stock Appreciation Rights.

         7.1. Grant. An Eligible Recipient may be granted one or more Stock Appreciation Rights under the Plan, and such Stock Appreciation Rights shall be subject to such terms and conditions, consistent with the other provisions of the Plan, as will be determined by the Committee in its sole discretion.

         7.2. Exercise Price. The exercise price of a Stock Appreciation Right will be determined by the Committee, in its discretion, at the date of grant but will not be less than 100% of the Fair Market Value of one share of Common Stock on the date of grant.

         7.3. Exercisability and Duration. A Stock Appreciation Right will become exercisable at such time and in such installments as may be determined by the Committee in its sole discretion at the time of grant; provided, however, that no Stock Appreciation Right may be exercisable after 10 years from its date of grant. A Stock Appreciation Right will be exercised by giving notice in the same manner as for Options, as set forth in Section 6.5 of the Plan.

8.       Restricted Stock Awards.

         8.1. Grant. An Eligible Recipient may be granted one or more Restricted Stock Awards under the Plan, and such Restricted Stock Awards will be subject to such terms and conditions, consistent with the other provisions of the Plan, as may be determined by the Committee in its sole discretion. The Committee may impose such restrictions or conditions, not inconsistent with the provisions of the Plan, to the vesting of such Restricted Stock Awards as it deems appropriate, including, without limitation, that the Participant remain in the continuous employ or service of the Company or a Subsidiary for a certain period or that the Participant or the Company (or any Subsidiary or division thereof) satisfy certain performance goals or criteria.

         8.2. Rights as a Stockholder; Transferability. Except as provided in Sections 8.1, 8.3 and 14.3 of the Plan, a Participant will have all voting, dividend, liquidation and other rights with respect to shares of Common Stock issued to the Participant as a Restricted Stock Award under this Section 8 upon the Participant becoming the holder of record of such shares as if such Participant were a holder of record of shares of unrestricted Common Stock.

         8.3. Dividends and Distributions. Unless the Committee determines otherwise in its sole discretion (either in the agreement evidencing the Restricted Stock Award at the time of grant or at any time after the grant of the Restricted Stock Award), any dividends or distributions (including regular quarterly cash dividends) paid with respect to shares of Common Stock subject to the unvested portion of a Restricted Stock Award will be subject to the same restrictions as the shares to which such dividends or distributions relate. In the event the Committee determines not to pay such dividends or distributions currently, the Committee will determine in its sole discretion whether any interest will be paid on such dividends or distributions. In addition, the Committee in its sole discretion may require such dividends and distributions to be reinvested (and in such case the Participants consent to such reinvestment) in shares of Common Stock that will be subject to the same restrictions as the shares to which such dividends or distributions relate.

         8.4. Enforcement of Restrictions. To enforce the restrictions referred to in this Section 8, the Committee may place a legend on the stock certificates referring to such restrictions and may require the Participant, until the restrictions have lapsed, to keep the stock certificates, together with duly endorsed stock powers, in the custody of the Company or its transfer agent or to maintain evidence of stock ownership, together with duly endorsed stock powers, in a certificateless book-entry stock account with the Company's transfer agent.

9.       Performance Units.

         An Eligible Recipient may be granted one or more Performance Units under the Plan, and such Performance Units will be subject to such terms and conditions, consistent with the other provisions of the Plan, as may be determined by the Committee in its sole discretion. The Committee may impose such restrictions or conditions, not inconsistent with the provisions of the Plan, to the vesting of such Performance Units as it deems appropriate, including, without limitation, that the Participant remain in the continuous employ or service of the Company or any Subsidiary for a certain period or that the Participant or the Company (or any Subsidiary or division thereof) satisfy certain performance goals or criteria. The Committee will have the sole discretion either to determine the form in which payment of the economic value of vested Performance Units will be made to the Participant (i.e., cash, Common Stock or any combination thereof) or to consent to or disapprove the election by the Participant of the form of such payment.

10.      Stock Bonuses.

         An Eligible Recipient may be granted one or more Stock Bonuses under the Plan, and such Stock Bonuses will be subject to such terms and conditions, consistent with the other provisions of the Plan, as may be determined by the Committee in its sole discretion. The Participant will have all voting, dividend, liquidation and other rights with respect to the shares of Common Stock issued to a Participant as a Stock Bonus under this Section 10 upon the Participant becoming the holder of record of such shares; provided, however, that the Committee may impose such restrictions on the assignment or transfer of a Stock Bonus as it deems appropriate.

11.      Effect of Termination of Employment or Other Service.

         11.1. Termination Due to Death, Disability or Retirement. In the event a Participant's employment or other service with the Company and all Subsidiaries is terminated by reason of death, Disability or Retirement:

                  (a) All outstanding Options and Stock Appreciation Rights then held by the Participant will remain exercisable to the extent exercisable as of such termination following such termination until the expiration date of such Option or Stock Appreciation Right;

                  (b) All Restricted Stock Awards then held by the Participant that have not vested will be terminated and forfeited; and

                  (c) All Performance Units and Stock Bonuses then held by the Participant will vest and/or continue to vest in the manner determined by the Committee and set forth in the agreement evidencing such Performance Units or Stock Bonuses.

         11.2. Termination for Reasons Other than Death, Disability or
Retirement.

                  (a) In the event a Participant's employment or other service is terminated with the Company and all Subsidiaries for any reason other than death, Disability or Retirement, or a Participant is in the employ or service of a Subsidiary and the Subsidiary ceases to be a Subsidiary of the Company (unless the Participant continues in the employ or service of the Company or another Subsidiary), all rights of the Participant under the Plan and any agreements evidencing an Incentive Award will immediately terminate without notice of any kind, and no Options or Stock Appreciation Rights then held by the Participant will thereafter be exercisable, all Restricted Stock Awards then held by the Participant that have not vested will be terminated and forfeited, and all Performance Units and Stock Bonuses then held by the Participant will vest and/or continue to vest in the manner determined by the Committee and set forth in the agreement evidencing such Performance Units or Stock Bonuses; provided, however, that if such termination is due to any reason other than termination by the Company or any Subsidiary for "cause," all outstanding Options and Stock Appreciation Rights then held by such Participant will remain exercisable to the extent exercisable as of such termination for a period of one month after such termination (but in no event after the expiration date of any such Option or Stock Appreciation Right).

                  (b) For purposes of this Section 11.2, "cause" (as determined by the Committee) will be as defined in any employment or other agreement or policy applicable to the Participant or, if no such agreement or policy exists, will mean (i) dishonesty, fraud, misrepresentation, embezzlement or deliberate injury or attempted injury, in each case related to the Company or any Subsidiary, (ii) any unlawful or criminal activity of a serious nature, (iii) any intentional and deliberate breach of a duty or duties that, individually or in the aggregate, are material in relation to the Participant's overall duties, or (iv) any material breach of any employment, service, confidentiality or noncompete agreement entered into with the Company or any Subsidiary.

         11.3. Modification of Rights Upon Termination. Notwithstanding the other provisions of this Section 11, upon a Participant's termination of employment or other service with the Company and all Subsidiaries, the Committee may, in its sole discretion (which may be exercised at any time on or after the date of grant, including following such termination), cause Options and Stock Appreciation Rights (or any part thereof) then held by such Participant to become or continue to become exercisable and/or remain exercisable following such termination of employment or service and Restricted Stock Awards, Performance Units and Stock Bonuses then held by such Participant to vest and/or continue to vest or become free of transfer restrictions, as the case may be, following such termination of employment or service, in each case in the manner determined by the Committee; provided, however, that no Option may remain exercisable beyond its expiration date.

         11.4. Breach of Confidentiality or Noncompete Agreements. Notwithstanding anything in this Plan to the contrary, in the event that a Participant materially breaches the terms of any confidentiality or noncompete agreement entered into with the Company or any Subsidiary or takes any other action that the Committee, in its sole discretion, deems to be adverse to the interests of the Company or any Subsidiary (an "Adverse Action"), whether such Adverse Action occurs before or after termination of such Participant's employment or other service with the Company or any

Subsidiary, the Committee in its sole discretion may immediately terminate all rights of the Participant under the Plan and any agreements evidencing an Incentive Award then held by the Participant without notice of any kind. In addition, to the extent that a Participant takes such Adverse Action during the period beginning 6 months prior to, and ending 6 months following, the date of such employment or service termination, the Committee in its sole discretion will have the authority (by so providing in the agreement evidencing such Incentive Award at the time of grant) to rescind (i) any grant of an Incentive Award made to such Participant during such period and (ii) any exercise of an Option of the Participant that was exercised during such period, and to require the Participant to pay to the Company, within 10 days of receipt from the Company of notice of such rescission, the amount of any gain realized from such rescinded grant or exercise. Such payment will be made in cash (including check, bank draft or money order) or, with the Committee's consent, shares of Common Stock with a Fair Market Value on the date of payment equal to the amount of such payment. The Company will be entitled to withhold and deduct from future wages of the Participant (or from other amounts that may be due and owing to the Participant from the Company or Subsidiary) or make other arrangements for the collection of all amounts necessary to satisfy such payment obligation.

         11.5. Date of Termination of Employment or Other Service. Unless the Committee otherwise determines in its sole discretion, a Participant's employment or other service will, for purposes of the Plan, be deemed to have terminated on the date recorded on the personnel or other records of the Company or the Subsidiary for which the Participant provides employment or other service, as determined by the Committee in its sole discretion based upon such records.

12.      Payment of Withholding Taxes.

         12.1. General Rules. The Company is entitled to (a) withhold and deduct from future wages of the Participant (or from other amounts that may be due and owing to the Participant from the Company or a Subsidiary), or make other arrangements for the collection of, all legally required amounts necessary to satisfy any and all federal, state and local withholding and employment-related tax requirements attributable to an Incentive Award, including, without limitation, the grant, exercise or vesting of, or payment of dividends with respect to, an Incentive Award or a disqualifying disposition of stock received upon exercise of an Incentive Stock Option, or (b) require the Participant promptly to remit the amount of such withholding to the Company before taking any action, including issuing any shares of Common Stock, with respect to an Incentive Award.

         12.2. Special Rules. The Committee may, in its sole discretion and upon terms and conditions established by the Committee, permit or require a Participant to satisfy, in whole or in part, any withholding or employment-related tax obligation described in Section 12.1 of the Plan by electing to tender Previously Acquired Shares or a Broker Exercise Notice, or by a combination of such methods.

13.      Change in Control.

         13.1. Change in Control. For purposes of this Section 13.1, a "Change in Control" of the Company will mean (a) the sale, lease, exchange or other transfer of substantially all of the assets of the Company (in one transaction or in a series of related transaction) to a person or entity that is not controlled, directly or indirectly, by the Company, (b) a merger or consolidation to which the Company is a party if the stockholders of the Company immediately prior to effective date of such merger or consolidation do not have "beneficial ownership" (as defined in Rule 13d-3 under the

Exchange Act) immediately following the effective date of such merger or consolidation of more than 80% of the combined voting power of the surviving corporation's outstanding securities ordinarily having the right to vote at elections of directors, or (c) a change in control of the Company of a nature that would be required to be reported pursuant to Section 13 or 15(d) of the Exchange Act, whether or not the Company is then subject to such reporting requirements, including, without limitation, such time as (i) any person becomes, after the effective date of the Plan, the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of 40% or more of the combined voting power of the Company's outstanding securities ordinarily having the right to vote at elections of directors, or (ii) individuals who constitute the Board on the effective date of the Plan cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the effective date of the Plan whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the directors comprising the Board on the effective date of the Plan will, for purposes of this clause (ii), be considered as though such persons were a member of the Board on the effective date of the Plan.

         13.2. Acceleration of Vesting. Without limiting the authority of the Committee under Section 3.2 of the Plan, if a Change in Control of the Company occurs, then, if approved by the Committee in its sole discretion either in an agreement evidencing an Incentive Award at the time of grant or at any time after the grant of an Incentive Award, (a) all Options and Stock Appreciation Rights will become immediately exercisable in full and will remain exercisable for the remainder of their terms, regardless of whether the Participants to whom such Options or Stock Appreciation Rights have been granted remain in the employ or service of the Company or any Subsidiary; (b) all outstanding Restricted Stock Awards will become immediately fully vested; and (c) all Performance Units and Stock Bonuses then held by the Participant will vest and/or continue to vest in the manner determined by the Committee and set forth in the agreement evidencing such Performance Units or Stock Bonuses.

         13.3. Cash Payment for Options. If a Change in Control of the Company occurs, then the Committee, if approved by the Committee in its sole discretion either in an agreement evidencing an Incentive Award at the time of grant or at any time after the grant of an Incentive Award, and without the consent of any Participant effected thereby, may determine that some or all Participants holding outstanding Options will receive, with respect to and in lieu of some or all of the shares of Common Stock subject to such Options, as of the effective date of any such Change in Control of the Company, cash in an amount equal to the excess of the Fair Market Value of such shares immediately prior to the effective date of such Change in Control of the Company over the exercise price per share of such Options.

         13.4. Limitation on Change in Control Payments. Notwithstanding anything in Section 13.2 or 13.3 of the Plan to the contrary, if, with respect to a Participant, the acceleration of the vesting of an Incentive Award as provided in Section 13.2 or the payment of cash in exchange for all or part of an Incentive Award as provided in Section 13.3 (which acceleration or payment could be deemed a "payment" within the meaning of Section 280G(b)(2) of the
Code), together with any other payments which such Participant has the right to receive from the Company or any corporation that is a member of an "affiliated group" (as defined in Section 1504(a) of the Code without regard to Section 1504(b) of the Code) of which the Company is a member, would constitute a "parachute payment" (as defined in Section 280G(b)(2) of the Code), then the payments to such Participant pursuant to Section 13.2 or 13.3 will be reduced to the largest amount as will result in no portion of such payments being subject to the excise tax imposed by Section 4999 of the Code; provided, however, that if such Participant is subject to a separate agreement with the

Company or a Subsidiary which specifically provides that payments attributable to one or more forms of employee stock incentives or to payments made in lieu of employee stock incentives will not reduce any other payments under such agreement, even if it would constitute an excess parachute payment, then the limitations of this Section 13.4 will, to that extent, not apply.

14.      Rights of Eligible Recipients and Participants: Transferability.

         14.1. Employment or Service. Nothing in the Plan will interfere with or limit in any way the right of the Company or any Subsidiary to terminate the employment or service of any Eligible Recipient or Participant at any time, nor confer upon any Eligible Recipient or Participant any right to continue in the employ or service of the Company or any Subsidiary.

         14.2. Rights as a Stockholder. As a holder of Incentive Awards (other than Restricted Stock Awards), a Participant will have no rights as a stockholder unless and until such Incentive Awards are exercised for, or paid in the form of, shares of Common Stock and the Participant becomes the holder of record of such shares. Except as otherwise provided in the Plan, no adjustment will be made for dividends or distributions with respect to such Incentive Awards as to which there is a record date preceding the date the Participant becomes the holder of record of such shares, except as the Committee may determine in its discretion.

         14.3. Restrictions on Transfer. Except pursuant to testamentary will or the laws of descent and distribution or as otherwise expressly permitted by the Plan, no right or interest of any Participant in an Incentive Award prior to the exercise or vesting of such Incentive Award will be assignable or transferable, or subjected to any lien; during the lifetime of the Participant, either voluntarily or involuntarily, directly or indirectly by operation of law or otherwise. A Participant will, however, be entitled to designate a beneficiary to receive an Incentive Award upon such Participant's death, and in the event of a Participant's death, payment of any amounts due under the Plan will be made to, and exercise of any Options (to the extent permitted pursuant to Section 9 of the Plan) may be made by, the Participant's legal representatives, heirs and legatees.

         14.4. Non-Exclusivity of the Plan. Nothing contained in the Plan is intended to modify or rescind any previously approved compensation plans of programs of the Company or create any limitations on the power or authority of the Board to adopt such additional or other compensation arrangements as the Board may deem necessary or desirable.

15.      Securities Law and Other Restrictions.

         Notwithstanding any other provision of the Plan or any agreements entered into pursuant to the Plan, the Company will not be required to issue any shares of Common Stock under this Plan, and a Participant may not sell, assign, transfer or otherwise dispose of shares of Common Stock issued pursuant to Incentive Awards granted under the Plan, unless (a) there is in effect with respect to such shares a registration statement under the Securities Act and any applicable state securities laws or an exemption from such registration under the Securities Act and applicable state securities laws, and (b) there has been obtained any other consent, approval or permit from any other regulatory body which the Committee, in its sole discretion, deems necessary or advisable. The Company may condition such issuance, sale or transfer upon the receipt of any representations or agreements from the parties involved, and the placement of any legends on certificates representing shares of Common Stock, as may be deemed necessary or advisable by the Company in order to comply with such securities law or other restrictions.

16.      Plan Amendment. Modification and Termination.

         The Board may suspend or terminate the Plan or any portion thereof at any time, and may amend the Plan from time to time in such respects as the Board may deem advisable in order that Incentive Awards under the Plan will conform to any change in applicable laws or regulations or in any other respect the Board may deem to be in the best interests of the Company; provided, however, that (a) the Board will not have the authority to amend the eligibility requirements for Options granted pursuant to Section 6.7 of the Plan, or to modify the number of shares, exercise price, exercisability, duration, manner of payment or other terms with respect to such Options, more than once every six months, other than to comply with changes in the Code, the Employee Retirement Income Security Act or the rules promulgated thereunder; and (b) no amendments to the Plan will be effective without approval of the stockholders of the Company if stockholder approval of the amendment is then required pursuant to Rule 16b-3 under the Exchange Act, Section 422 of the Code or the rules of the National Association of Securities Dealers, Inc. No termination, suspension or amendment of the Plan may adversely affect any outstanding Incentive Award without the consent of the affected Participant; provided, however, that this sentence will not impair the right of the Committee to take whatever action it deems appropriate under Sections 4.3 and 13 of the Plan.

17.      Effective Date and Duration of the Plan.

         The Plan is effective as of November 19, 1999, the date it was adopted by the Board. The Plan will terminate at midnight on November 18, 2009, and may be terminated prior to such time to by Board action, and no Incentive Award will be granted after such termination. Incentive Awards outstanding upon termination of the Plan may continue to be exercised, or become free of restrictions, in accordance with their terms.

18.      Miscellaneous.

         18.1. Governing Law. The validity, construction, interpretation, administration and effect of the Plan and any rules, regulations and actions relating to the Plan will be governed by and construed exclusively in accordance with the laws of the State of Minnesota.

         18.2. Successors and Assigns. The Plan will be binding upon and inure to the benefit of the successors and permitted assigns of the Company and the Participants.

                 NORTHERN TECHNOLOGIES INTERNATIONAL CORPORATION
                               6680 N. HIGHWAY 49
                              LINO LAKES, MN 55014

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

            The undersigned, having duly received the Notice of Annual Meeting of Stockholders and Proxy Statement, hereby appoints Philip M. Lynch and Donald
A. Kubik (each with power to act alone and with powers of substitution) to represent the undersigned and to vote, as designated below, all the shares of common stock of Northern Technologies International Corporation (the "Company") held of record by the undersigned on December 30, 1999, at the Annual Meeting of Stockholders to be held on February 18, 2000 at the Hyatt Regency Minneapolis, 1300 Nicollet Mall, Minneapolis, Minnesota 55403 and any adjournments thereof.

1.    ELECTION OF DIRECTORS:
      [  ]  FOR all nominees listed below       [  ]  AGAINST all nominees listed below


        (INSTRUCTION: TO VOTE AGAINST ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THAT NOMINEE'S NAME)
                Sidney Dworkin      Vincent J. Graziano      Gerhard Hahn       Donald A. Kubik
               Richard G. Lareau      Philip M. Lynch      Haruhiko Rikuta    Milan R. Vukcevich


2.    APPROVAL AND ADOPTION OF THE COMPANY'S 2000 STOCK INCENTIVE PLAN
      [  ]  FOR                                 [  ]  AGAINST                                   [  ]  ABSTAIN


3.    REAPPOINTMENT OF DELOITTE & TOUCHE AS THE COMPANY'S INDEPENDENT AUDITORS
      [  ]  FOR                                 [  ]  AGAINST                                   [  ]  ABSTAIN


4.    In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THE PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES FOR DIRECTORS, FOR THE ADOPTION AND APPROVAL OF THE COMPANY'S 2000 STOCK INCENTIVE PLAN, FOR THE REAPPOINTMENT OF DELOITTE & TOUCHE AS THE COMPANY'S INDEPENDENT AUDITORS AND IN THE DISCRETION OF THE PROXY HOLDER ON OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING.

                                        PLEASE SIGN exactly as the name appears
                                        on this card. When shares are held by
                                        joint tenants, both should sign. When
                                        signing as an attorney, executor,
                                        administrator, trustee or guardian,
                                        please give full title as such. If a
                                        corporation, please sign in full
                                        corporate name by President or other
                                        authorized officer. If a partnership,
                                        please sign in partnership name by
                                        authorized person.


                                        Dated:____________________________, 2000


                                        ----------------------------------------
                                        Signature


                                        ----------------------------------------
                                        Signature if held jointly

      PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE
                               ENCLOSED ENVELOPE.